UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Rising Dividend Growth Fund

Annual Report

September 30, 2006

Fund Advisor:

Dividend Growth Advisors, LLC

108 Traders Cross, Suite 105

Bluffton, SC 29910

Toll Free: (888) 826-2520

RISING DIVIDEND GROWTH FUND

Performance Review for the Fiscal Year Ending September 30, 2006

A significant event occurred in September when the shareholders of the Capital Appreciation Fund approved the merger of that fund into the Rising Dividend Growth Fund. The various security and cash reserve positions were transferred into Rising Dividend and shares of Rising Dividend were issued to Capital Appreciation shareholders. Those positions that did not have the record of increasing the dividend annually for at least ten consecutive years and at an average rate of at least ten percent have been sold. A hearty welcome is given to our new fellow shareholders.

The second half of the fiscal year ending September 30th was one of modest performance for both the S&P 500 and the Rising Dividend Growth Fund. The total return for the S&P 500 was up 4.14% while the Fund was up 4.74% giving the Fund a performance advantage of 60 basis points. During this six-month period there was a change in market leadership as concern switched from global tensions, inflation and higher interest rates to possible deflation, a slowing economy, and lower interest rates.

The fiscal year total return for the S&P 500 was up a respectable 10.79%. The Rising Dividend Growth Fund, Class A shares was up 12.62%. Out-performance of the Fund was 183 basis points.

The equity markets from April through September trace an up-and-down then up again pattern. Stocks rose through April into early May to almost a new high for the Dow Industrials and an interim high for the S&P 500. Then for the next five or six weeks, stocks headed down. Stocks stabilized in mid June and then began to climb as it became apparent that the Federal Reserve would not need to raise interest rates after a late June increase of 25 basis points to 5.25%. The Fed softened the language of their announcements and left rates unchanged in August and again in September.

The performance of the Rising Dividend Growth Fund was impacted negatively by its positions in Industrials and Consumer Discretionary and helped by Financial Services and Consumer Staples. Within each of these sectors there was significant performance, both positive and negative. For example, in the Consumer Discretionary sector the portfolio held both Home Depot and McDonald’s. Home Depot was battered by poor public relations as management decided not to provide same store sales results and conducted an annual shareholders meeting in which they would not answer questions and their Board of Directors was not present. Fundamentals came in on target but shareholders were very unhappy. During the six-month period the stock was down more than 14%. The Fund took advantage of the drop to increase the position. McDonald’s, on the other hand, was up almost 14%.

The Industrial sector, where about 17% of the Fund’s assets are invested, had a difficult period averaging a little more than a 2.6% decline. Investors seem to be concerned that the economic cycle would slow earnings growth and therefore stunt stock performance.

Two of the Fund’s star performers in the past, Caterpillar and Roper, were each down about 8%. United Technologies, on the other hand, was up more than 9%. Each of the companies in this sector are serving vital end markets like energy, healthcare, or water which should continue to grow even if the economy would slow down.

The Financial Services sector represents about 21% of the portfolio and was the best performing sector for the Fund. The average performance for the 12 stocks in this sector was about 10.6%. Two companies that have been in the portfolio since the beginning, Bank of America and Citigroup, both had double-digit returns of 17+% and 11+%, respectively. Another long term holding, US Bancorp, was up more than 10%. There was also exceptional performance from SEI Investments, which climbed more than 38%.

Three of the major Healthcare companies, Abbott, Johnson & Johnson, and Pfizer, had strong quarters as investors recognized the value in their shares. Abbott was up 14+%, Johnson & Johnson almost 10%, and Pfizer nearly 12%. Other companies in other sectors that helped second half performance were Magellan Midstream Partners, Archer Daniels Midland, and PepsiCo, all of which had low teens percentage gains.

In preparation for a somewhat slower economy, the Fund reduced the level of exposure to Banks and Industrials and added to Technology, Consumer Staples and Healthcare. The recent breakdown of commodity prices is more reflective of excessive speculation on the part of hedge funds and other large institutional investors and not a slowdown in demand. Lower energy prices may help to stimulate consumer spending and also reduce inflation. It may also help corporate profits continue to grow at a double-digit rate. Estimated third quarter earnings growth for the S&P 500 will be in the mid teens according to Thomson Financial. This will be the thirteenth consecutive double-digit quarterly earnings growth. Corporations have been very careful not to add excess fat into their corporate financial structure and may be able to keep earnings growing even if economic growth as measured by GDP were to slow below 3%, which seems likely.

Thomas W.L. Cameron	Jere E. Estes, CFA
Chief Investment Officer	Senior Portfolio Manager

The opinions expressed are those of Dividend Growth Advisors LLC and are current only through September 30, 2006. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. The 1.00% redemption fee for Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

*** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The results shown for the funds include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member NASD.

Fund Holdings – (Unaudited)

1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or redemption fees (including contingent deferred sales charges) on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2006 and held for the six months ended September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments and redemption fees (including contingent deferred sales charges). The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the redemption fees (including contingent deferred sales charges) imposed by the Fund would increase your expenses.

*Expenses are equal to the Fund’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5.00% return before expenses.

***Expenses are equal to the Fund’s annualized expense ratio of 2.44%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
September 30, 2006

Common Stocks - 94.55%	Shares	Value

Aircraft Engines & Engine Parts - 2.17%
United Technologies Corp.	16,100	$ 1,019,935

Accident & Health Insurance - 1.75%
AFLAC, Inc.	18,000	823,680

Beverages - 0.90%
PepsiCo, Inc.	6,500	424,190

Bituminous Coal & Lignite Surface Mining - 2.96%
Natural Resource Partners, LP (b)	27,300	1,392,573

Construction Machinery & Equipment - 4.06%
Caterpillar, Inc.	29,000	1,908,200

Crude Petroleum & Natural Gas - 2.95%
Enterprise Products Partners, LP (b)	51,800	1,385,650

Electromedical & Electrotherapeutic - 3.95%
Medtronic, Inc.	40,000	1,857,600

Electronic & Other Electrical Equipment - 3.57%
General Electric Co.	47,600	1,680,280

Fats & Oils - 3.22%
Archer-Daniels-Midland Co.	40,000	1,515,200

Fire, Marine & Casualty Insurance - 1.24%
Allstate Corp.	6,000	376,380
American International Group, Inc.	3,100	205,406
		581,786

Food - Miscellaneous/Diversified - 1.29%
Nestle SA (a)	7,000	608,477

In Vitro & In Vivo Diagnostic Substances - 0.95%
Meridian Bioscience, Inc.	19,000	446,690

Industrial Inorganic Chemicals - 3.03%
Praxair, Inc.	24,100	1,425,756

Industrial Instruments for Measurement, Display, and Control - 3.33%
Roper Industries, Inc.	35,000	1,565,900

Investment Advice - 3.14%
Eaton Vance Corp.	45,900	1,324,674
Nuveen Investments, Inc. - Class A	3,000	153,690
		1,478,364

Motors & Generators - 0.66%
Franklin Electric Co., Inc.	5,876	312,250

National Commercial Banks - 11.40%
Bank of America Corp.	30,300	1,623,171
BB&T Corp.	16,000	700,480
Citigroup, Inc.	30,100	1,495,067
Synovus Financial Corp.	7,000	205,590
U.S. Bancorp	40,200	1,335,444
		5,359,752
Pharmaceutical Preparations - 6.42%
Abbott Laboratories	15,780	766,277
Johnson & Johnson	14,400	935,136
Pfizer, Inc.	46,500	1,318,740
		3,020,153
*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
September 30, 2006

Common Stocks - 94.55% - continued	Shares	Value

Pipe Lines (No Natural Gas) - 12.04%
Enbridge Energy Partners, LP (b)	28,000	$ 1,303,400
Magellan Midstream Partners, LP	28,000	1,033,200
Plains All American Pipeline, LP	23,000	1,061,450
Sunoco Logistics Partners, LP (b)	30,400	1,360,704
Valero, LP (b)	18,000	900,000
		5,658,754

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.85%
Albermarle Corp.	16,000	869,280

Railroads, Line-Haul Operating - 3.12%
Canadian National Railway Co.	35,000	1,467,900

Retail - Eating Places - 3.43%
McDonald's Corp.	41,200	1,611,744

Retail - Lumber & Other Building Materials Dealers - 3.17%
The Home Depot, Inc.	41,100	1,490,697

Security Brokers, Dealers & Flotation Companies - 0.57%
SEI Investments Co.	4,800	269,712

Services - Computer Processing & Data Preparation - 2.32%
Automatic Data Processing, Inc.	23,000	1,088,820

Services - Engineering, Accounting, Research, Management - 1.73%
Paychex, Inc.	22,000	810,700

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.64%
Procter & Gamble Co.	20,000	1,239,600

State Commercial Banks - 2.91%
State Street Corp.	21,900	1,366,560

Sugar & Confectionery Products - 1.93%
The Hershey Company	17,000	908,650

Surgical & Medical Instruments & Apparatus - 1.85%
Arrow International, Inc.	24,200	769,802
Stryker Corp.	2,000	99,180
		868,982

TOTAL COMMON STOCKS (Cost $38,802,130)		44,457,835

Money Market Securities - 5.36%
Fidelity Money Market Portfolio - Investment Shares, 5.21% (c)	1,366,832	1,366,832
Huntington Money Market Fund - Investment Shares, 4.46% (c)	1,155,884	1,155,884

TOTAL MONEY MARKET SECURITIES (Cost $2,522,716)		2,522,716

TOTAL INVESTMENTS (Cost $41,324,846) - 99.91%		$46,980,551

Cash and other assets less liabilities - 0.09%		41,994

TOTAL NET ASSETS - 100.00%		$47,022,545

(a) American Depositary Receipt.

(b) Non-income producing.

(c) Variable rate security; the money market rate shown represents the rate at September 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
September 30, 2006

Assets
Investments in securities, at value (cost $41,324,846)	$ 46,980,551
Cash	1,307
Interest receivable	8,979
Dividends receivable	35,829
Receivable for fund shares sold	130,969
Prepaid expenses	8,328
Other receivable	621
Total assets	47,166,584

Liabilities
Payable due to Advisor	15,981
Payable for fund shares redeemed	6,922
Accrued 12b-1 fees	30,376
Other accrued expenses	90,760
Total liabilities	144,039

Net Assets	$ 47,022,545

Net Assets consist of:
Paid in capital	$ 41,174,193
Accumulated undistributed net investment (loss)	(178,289)
Accumulated net realized gain on investments	370,936
Net unrealized appreciation on investments	5,655,705

Net Assets	$ 47,022,545

Class A:
Net Assets	$ 43,565,939

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	3,613,160

Net Asset Value and redemption price per share *	$ 12.06

Maximum offering price per Class A share ($12.06 / 94.25%)	$ 12.80

Class C: Net Assets
$ 3,456,606

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	286,240

Net Asset Value and offering price per share	$ 12.08

Minimum redemption price per share ($12.08 * 99.0%)	$ 11.96

* May be reduced by 1.00% on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the year ended September 30, 2006

Investment Income
Dividend income (a)	$ 403,213
Interest income	84,358
Total Income	487,571

Expenses
Investment advisor fee	292,551
12b-1 fees (Class A - $151,277; Class C - $15,936)	167,213
Legal expenses	119,186
Transfer agent expenses	98,779
Administration expenses	44,449
Registration expenses	37,602
Fund accounting expenses	27,500
Printing expenses	21,619
Auditing expenses	14,000
Custodian expenses	11,856
Miscellaneous expenses	10,265
Trustee expenses	7,500
Pricing expenses	4,112
Insurance expenses	630
Total Expenses	857,262
Waived fees (b)	(200,505)
Net operating expenses	656,757
Net Investment Loss	(169,186)

Realized & Unrealized Gain
Net realized gain on investment securities	1,359,159
Change in unrealized appreciation (depreciation) on investment securities
3,496,256
Net realized and unrealized gain on investment securities	4,855,415
Net increase in net assets resulting from operations	$ 4,686,229

(a) Dividend income is net of $742,756 of return of capital distributions and passive income/losses from master limited partnerships.

(b) See Note 6 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets
	Year ended	Year ended
	September	September
	30, 2006	30, 2005
Operations
Net investment income (loss)	$ (169,186)	$ 33,348
Net realized gain on investment securities	1,359,159	4,812
Change in unrealized appreciation (depreciation)	3,496,256	1,212,844
Net increase in net assets resulting from operations	4,686,229	1,251,004

Distributions
From net investment income, Class A	-	(33,266)
From net investment income, Class C	-	(82)
From net realized gains, Class A	(97,828)	(25,859)
From net realized gains, Class C	(2,806)	-
From return of capital distributions, Class A	(281,671)	(322,066)
From return of capital distributions, Class C	(5,892)	(791)
Distributions in excess of net investment income, Class A	(126,859)	(49,046)
Distributions in excess of net investment income, Class C	(2,654)	(120)
Total distributions	(517,710)	(431,230)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	12,000,326	22,804,522
Class C	1,162,008	921,983
Assets acquired in merger of Capital Appreciation Fund (b)
Class A	2,272,522	-
Class C	1,346,181	-
Reinvestment of distributions
Class A	464,887	394,785
Class C	9,526	776
Amount paid for shares redeemed
Class A	(13,335,144)	(5,581,556)
Class C (c)	(113,992)	(33,447)
Net increase in net assets resulting from share transactions	3,806,314	18,507,063
Total Increase in Net Assets	7,974,833	19,326,837

Net Assets
Beginning of year	39,047,712	19,720,875

End of year	$ 47,022,545	$ 39,047,712

Accumulated undistributed net investment income included in net assets	$ -	$ -

Capital Share Transactions - A Shares (a)
Shares sold	1,043,259	2,086,752
Shares issued in connection in merger of Capital Appreciation Fund	191,337	-
Shares issued in reinvestment of distributions	40,634	36,235
Shares redeemed	(1,177,840)	(512,482)

Net increase from capital share transactions	97,390	1,610,505

Capital Share Transactions - C Shares (a)
Shares sold	101,159	84,035
Shares issued in connection in merger of Capital Appreciation Fund	113,134	-
Shares issued in reinvestment of distributions	832	72
Shares redeemed	(9,856)	(3,136)

Net increase from capital share transactions	205,269	80,971

(a) See Note 1 in the Notes to the Financial Statements.

(b) See Note 5 in the Notes to the Financial Statements.

(c) Redemption fees of $740 retained by the Fund are included.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period

	Year ended	Year ended	Period ended
	September	September	September
	30, 2006	30, 2005	30, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 10.35	$ 10.00
Income from investment operations
Net investment income (loss)	(0.06)	0.01	0.04
Net realized and unrealized gain	1.42	0.65	0.35
Total from investment operations	1.36	0.66	0.39
Less Distributions to shareholders:
From net investment income	-	(0.01)	(0.04)
From net realized gain	(0.03)	(0.01)	-	(b)
From tax return of capital	(0.09)	(0.13)	-
In excess of net investment income	(0.04)	-	-
Total distributions	(0.16)	(0.15)	(0.04)

Net asset value, end of period	$ 12.06	$ 10.86	$ 10.35

Total Return (c)	12.62%	6.36%	3.92%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 43,566	$ 38,167	$ 19,721
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.13%	3.04%	2.30%	(e)
Ratio of net investment income (loss) to
average net assets	(0.36)%	0.12%	1.19%	(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	(0.84)%	(1.27)%	0.54%	(e)
Portfolio turnover rate	50.20%	48.91%	36.29%

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.

(b) Less than $0.01 per share.

(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	Year ended	Period ended
	September	September
	30, 2006	30, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.10)	-	(b)
Net realized and unrealized gain	1.40	0.38
Total from investment operations	1.30	0.38

Less distributions to shareholders:
From net investment income	-	-	(b)
From net realized gain	(0.03)	-
From tax return of capital	(0.04)	(0.02)
In excess of net investment income	(0.02)	-
Total distributions	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-	-

Net asset value, end of period	$ 12.08	$ 10.87

Total Return (d)	12.01%	3.57%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,457	$ 880
Ratio of expenses to average net assets	2.36%	2.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.84%	3.59%	(f)
Ratio of net investment income (loss) to
average net assets	(1.07)%	(1.02)%	(f)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	(1.55)%	(1.86)%	(f)
Portfolio turnover rate	50.20%	48.91%

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.

(b) Less than $0.01 per share.

(c) Redemption fees resulted in less than $0.005 per share in each period.

(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements

September 30, 2006

NOTE 1. ORGANIZATION

Dividend Growth Trust (the "Trust"), 108 Traders Cross, Suite 105, Bluffton, South Carolina 29910, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999. The Trust was formerly known as Eastern Point Advisors Funds Trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. Prior to April 14, 2005, the Fund offered Class A shares only. The Fund began offering Class C shares on April 14, 2005. The Fund currently offers two Classes of shares (“Class A” and “Class C”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2006

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 4. ACCOUNTING PRONOUNCEMENTS

In June 2006, FASB issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure the fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 5. MERGER OF CAPITAL APPRECIATION FUND

At the close of business on September 8, 2006, the Rising Dividend Growth Fund acquired all the net assets of the Capital Appreciation Fund pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Capital Appreciation Fund on September 6, 2006. The acquisition was accomplished by a tax-free exchange of 182,825 Class A shares of the Capital Appreciation Fund (valued at $12.4300 per share) for 191,337 Class A shares of the Rising Dividend Growth Fund (valued at $11.88 per share) and 120,870 Class C shares of the Capital Appreciation Fund (valued at $11.1374 per share) for 113,134 Class C shares of the Rising Dividend Growth Fund (valued at $11.90 per share).

The Capital Appreciation Fund’s net assets on the date of the reorganization amounted to $3,618,703, including $451,165 of unrealized appreciation and capital loss carryforwards of $788,226 and were combined with the Rising Dividend Growth Fund’s net assets. The aggregate net assets of the Capital Appreciation and Rising Dividend Growth Fund immediately before the acquisition were $3,618,703 and $41,820,605, respectively. The combined net assets immediately after the acquisition amounted to $45,439,308 for 3,825,288 shares outstanding.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2006

NOTE 6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Dividend Growth Advisors, LLC ("Advisor" or "DGA") as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Prior to October 19, 2005, Eastern Point Advisors, Inc. ("EPA") was the investment advisor to the Fund and DGA was the sub-advisor to the Fund. Effective October 19, 2005, the Sub-Advisory Agreement between EPA and DGA was terminated. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also voluntarily agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares and 2.25% for Class C shares, of the average daily net assets of the respective class. Prior to February 1, 2006, the advisor had voluntarily agreed to waive advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses would not exceed 2.75% for Class C shares. For the fiscal year ended September 30, 2006, the Advisor earned fees of $292,551 from the Fund. For the year ended September 30, 2006, the Advisor waived fees of $200,505. At September 30, 2006, there was a net payable due to the Advisor in the amount of $15,981.

The Advisor is entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2006 were as follows:

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For the year ended September 30, 2006, Unified earned $44,449 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund’s transfer agent. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the year ended September 30, 2006, Unified earned fees of $32,183 for transfer agent services provided to the Fund and $66,596 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For the year ended September 30, 2006, Unified earned $27,500 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees at the following: Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%. Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2006

NOTE 6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders.

For the year ended September 30, 2006, Class A incurred 12b-1 expenses of $151,277 and Class C incurred 12b-1 expenses of $15,936. As of September 30, 2006, the Fund owed the Distributor $30,376 for 12b-1 expenses.

NOTE 7. INVESTMENTS

For the year ended September 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At September 30, 2006, the aggregate cost of securities for federal income tax purposes was $41,503,135. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2006, Donaldson Lufkin Jenrette Securities Corp. held 33.40% of Class A’s shares in omnibus accounts for the benefit of others and Pershing, LLC held 39.67% of Class C’s shares in omnibus accounts for the benefit of others. As a result, Donaldson Lufkin Jenrette Securities Corp. and Pershing, LLC may be deemed to control the Fund.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2006

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Long and short term capital gain distributions totaling $0.02791 per share were paid December 29, 2005 to shareholders on record as of December 28, 2005. Return of capital distributions were paid quarterly and totaled $0.092316 per share to Class A shareholders and $0.042536 to Class C shareholders. Distributions in excess of net investment income totaled $0.041578 for Class A and $0.019158 for Class C.

The tax character of distributions paid during the fiscal years ended September 30, 2006 and 2005 is as follows:

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, as well as the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 11. CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, only $78,198 of this was available to offset realized gains during the year ended September 30, 2006. The remainder will be available to use at $177,507 per year, each year through September 30, 2010.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

NOTE 12. RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the Fund has recorded reclassifications of capital accounts. The reclassification has no impact on the net asset value of the Fund and is designed to present undistributed income and realized gains on a tax basis, which is considered to be more informative to shareholders. As of September 30, 2006, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Dividend Growth Trust

Bluffton, South Carolina

We have audited the accompanying statement of assets and liabilities of the Rising Dividend Growth Fund, a series of shares of Dividend Growth Trust, including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 18, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rising Dividend Growth Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period March 18, 2004 to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

October 18, 2006

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees
Name, Address & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Roger B. Rainville (62) 4187 Natale Dr. Venice, FL 34293	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	2	None
Earl L. Mason (59) 5 Covey Rise 4105 Spring Island Okatie, SC 29909	Independent Trustee Chairman since December 2005	Indefinite. Since August, 2005	Chairman, Computer Horizons and Director since 1999; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	2	None
William Thomas Smith, Jr. (59) 1325 Peachtree Street, #902 Atlanta, GA 30309	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	2

Director, NextEstate Communications from 2000 to present; Director, KnowledgeStorm Inc. from 2001 to present; Director, Market Velocity from 2001 to present; Director, iKobo Inc. from 2004 to present; Director, Juniper Financial from June, 2000 to 2004.

Interested Trustee and Principal Officers
Name, Address & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee / Officer	Other Trustee/ Directorships Held by Trustee
Charles Troy Shaver, Jr. * (58) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Interested Trustee, President	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, since June 1, 2004. Prior thereto, Mr. Shaver was President and Chief Compliance Officer and a registered representative of GoldK Investment Services, Inc. from April 2000 until May 2004.	2	None
Jere E. Estes (64) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Treasurer, Principal Accounting Officer	Indefinite. Since August, 2005	Director of Research, Senior Portfolio Manager, Dividend Growth Advisors since April 1, 2004. Prior thereto Mr. Estes was Chief Investment Officer, Bryn Mawr Trust Company from June 1, 1999 to March 31, 2004.	2	None
William Allin (59) 108 Traders Cross, Suite 105 Bluffton, SC 29910	Secretary	Indefinite. Since August, 2005	Managing Director, Dividend Growth Advisors since August 1, 2005. Prior thereto, Mr. Allin was Chief Executive Officer, Allin Consulting from July 1, 2001 to July 31, 2005. Before that Chief Executive Officer, Greenwood Capital, September 1, 1989 to June 30, 2001.	2	Trustee, Lander Foundation. Trustee, Hilton Head Arts Center.

*Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the advisor to the Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers and is available, without charge, upon request. You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC’s website at http://www.sec.gov.

TRUSTEES

Earl L. Mason, Chairman

C. Troy Shaver, Jr.

Roger B. Rainville

W. Thomas Smith, Jr.

OFFICERS

C. Troy Shaver, Jr., President

Jere E. Estes, Treasurer and Principal Accounting Officer

William Allin, Secretary

Jane Cameron, Chief Compliance Officer

Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR

Dividend Growth Advisors, LLC

108 Traders Cross, Suite 105

Bluffton, South Carolina 29910

DISTRIBUTOR

Unified Financial Securities, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, Pennsylvania 19102-1732

LEGAL COUNSEL

Blazzard & Hasenauer, P.C.

1375 Kings Highway East, Suite 220

Fairfield, Connecticut 06824

CUSTODIAN

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments: During the period covered by the report, the registrant has not made any amendments to the provisions of the code of ethics.

(d)           Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The Board has determined that Earl Mason qualifies and has been designated by the Board as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2006	$ 12,500
FY 2005	$ 24,000

(b)	Audit-Related Fees – N/A
Registrant	Adviser
FY 2006	$	$
FY 2005	$	$

Nature of the fees:

(c)	Tax Fees
Registrant
FY 2006	$ 1,500
FY 2005	$ 3,000

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees
Registrant	Adviser
FY 2006	$ 0	N/A
FY 2005	$ 0	N/A

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser

FY 2006	$ 0	$0
FY 2005	$ 0	$0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.	NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 11, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dividend Growth Trust

By	*/s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President

Date	12/11/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	*/s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President

Date	12/11/2006

By*	/s/ Jere Estes
Jere Estes, Treasurer

Date	12/11/2006